SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 7, 2004




                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-16239                06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

               7 Commerce Drive
             Danbury, Connecticut                                   06810
   (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4




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

Item 5.  Other Events.

      On May 6, 2004, ATMI, Inc., a Delaware corporation, issued a press release announcing the sale of its life safety sensors business to City Technology, Ltd., part of the First Technologies Group of Companies. A copy of ATMI's press release is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated May 6, 2004, entitled "ATMI Sells Life Safety Systems Business to City Technology".




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------------
                                          Name:   Daniel P. Sharkey
                                          Title:  Vice President,
                                                  Treasurer and Chief Financial
                                                  Officer





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